Operating Leases (Tables)	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Lessee, Operating Lease, Liability, Maturity [Table Text Block]
A maturity analysis of the Company’s operating lease liabilities, excluding such amounts related to discontinued operations (see Note 21), from time-charter-in contracts (excluding short-term leases) at December 31, 2023 is as follows:

	Lease Commitment	Non-Lease Commitment	Total Commitment
	$	$	$
Payments
2024	39,627	26,713	66,340
2025	20,484	12,370	32,854
2026	11,415	7,400	18,815
2027	6,214	4,933	11,147
2028	3,015	3,250	6,265
Thereafter	3,195	3,443	6,638
Total payments	83,950	58,109	142,059
Less: imputed interest	(7,636)
Carrying value of operating lease liabilities	76,314
Less: current portion	(35,882)
Carrying value of long-term operating lease liabilities	40,432

Sale Leaseback Transactions [Table Text Block]

	December 31, 2023 $	December 31, 2022 $

Obligations related to finance leases	140,811	536,480
Less: unamortized discount and debt issuance costs	(1,212)	(3,720)
Total obligations related to finance leases	139,599	532,760
Less current portion	(20,517)	(60,161)
Long-term obligations related to finance leases	119,082	472,599

Finance Lease, Liability, Maturity [Table Text Block]
As at December 31, 2023, Teekay Tankers' total remaining commitments related to financial liabilities of these vessels were approximately $181.7 million (December 31, 2022 – $695.2 million), including imputed interest of $40.9 million (December 31, 2022 – $158.7 million), repayable from 2024 through 2031, as indicated below:

Commitments(1)
December 31, 2023
Year	$
2024	31,951
2025	30,170
2026	28,422
2027	26,674
2028	25,064
Thereafter	39,414
(1)Excludes the effect of the repurchase option notices that the Company provided in January 2024 to acquire eight vessels pursuant to repurchase options under related sale-leaseback arrangements which is expected to be completed in March 2024, as described above.